Investor Presentation May 2019 NASDAQ:WTRH Exhibit 99.1

Disclaimer Important Information Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Waitr Holdings Inc. (“Waitr”) is prohibited. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Waitr assumes no obligation to update the information in this presentation. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein Waitr makes no representation or warranty with respect to the accuracy of such information. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. No representation or warranty, express or implied, is or will be given by Waitr or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible investment in Waitr, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the growth of restaurant sales, third party delivery sales, penetration rates and the online delivery market, the projected run-rate results of restaurants who use Waitr’s platforms, and Waitr’s business strategy for future growth, including growth in existing markets, the expansion into new markets, and the increase in profitability as markets grow. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to Waitr as of the date they were made. Accordingly, forward-looking statements should not be relied upon as representing Waitr’s views as of any subsequent date, and Waitr does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in Waitr’s Annual Report on Form 10-K, filed with the SEC on March 15, 2019, as such factors may be updated from time to time in Waitr’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA and Adjusted EBITDA margin which are measures not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). We define Adjusted EBITDA and Adjusted EBITDA margin as net loss adjusted to exclude interest expense, income taxes, depreciation and amortization, business combination related expenditures, stock-based compensation expense, impairments of intangible assets and gains and losses associated with derivatives and debt extinguishments and when applicable, other expenses that do not reflect our core operations, and in the case of Adjusted EBITDA margin, divided by revenue. We use these non-GAAP financial measures as key performance measures because we believe they facilitate operating performance comparisons from period to period by excluding potential differences primarily caused by variations in capital structures, tax positions, the impact of acquisitions and restructuring, the impact of depreciation and amortization expense on our fixed assets and the impact of stock-based compensation expense. Adjusted EBITDA and Adjusted EBITDA margin are not measurements of our financial performance under GAAP and should not be considered as an alternative to performance measures derived in accordance with GAAP. Other companies may calculate Adjusted EBITDA and Adjusted EBITDA margin differently, and therefore the measure referenced herein may not be directly comparable to similarly titled measures of other companies. Additionally, Waitr does not provide the most directly comparable forward-looking GAAP measure and reconciliation of forward-looking Adjusted EBITDA margin because the timing and amount of excluded items are unreasonably difficult to fully and accurately estimate and such items will likely have a significant impact on forward-looking Adjusted EBITDA margin. See “Adjusted EBITDA Reconciliation – Waitr Historical” on page 32 for a reconciliation of net loss to Adjusted EBITDA and Adjusted EBITDA margin for the year ended December 31, 2017 and 2018 and for the three months ended March 31, 2019. This presentation also includes gross margin which is a measure not calculated in accordance with GAAP. We define gross margin as loss from operations adjusted to exclude sales and marketing, research and development, general and administrative, depreciation and amortization, related party expenses, impairment on intangible assets and loss on disposal of assets divided by revenue. We use this non-GAAP financial measure as a key performance measure because we believe it facilitates operating performance comparisons from period to period. Gross margin is not a measurement of our financial performance under GAAP and should not be considered as an alternative to performance measures derived in accordance with GAAP. Other companies may calculate gross margin differently, and therefore the measure referenced herein may not be directly comparable to similarly titled measures of other companies. See “Gross Margin Reconciliation – Pro Forma” on page 33 for a reconciliation of loss from operations to gross margin for the year ended December 31, 2017 and 2018. .

Experienced Founder-Led Management Team Jeff Yurecko Chief Financial Officer Chris Meaux Co-Founder & Chief Executive Officer Meaux’s 2 Geaux Sonny Mayugba Chief Marketing Officer Kyle Hale Chief of Corporate Development Damon Schramm Chief Legal Officer Joe Stough President & Chief Operating Officer Karl Meche Chief Accounting Officer Adam Price Chief Logistics Officer

Company Overview

Source: Company filings, earnings transcripts and estimates. Founded Launched 1st Market in Lake Charles Launched 2nd Market in Lafayette Launched 3rd Market in Baton Rouge January 2017 1M Cumulative Orders Went Public via Merger with Landcadia Holdings 11M Cumulative Orders & 25 Profitable Markets Acquired Bite Squad $52M PF Q1 2019 Net Revenue 2019 Pro Forma Guidance Issued November 2018 2013 Late 2014 April 2015 January 2016 January 2019 March 2019 Waitr Has Accomplished A Great Deal In A Short Period Of Time 24M PF Cumulative Orders Order Milestone Achieved

Where We Are Today

5.1M
Q1 2019 Orders

~24,000
Restaurants

~700
Cities

Proven Ability To Scale With Significant Growth

$170M+
Q1 2019 Gross Food Sales(1)

78%
Year-Over-Year PF Revenue Growth

2.2M
Active Diners as of Q1 2019

Note: Q1 2019 metrics unless noted otherwise. Pro Forma numbers include the business combination of Waitr and Bite Squad.
(1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees.

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Why Waitr Wins Strategic Focus on Small & Mid-Sized Markets 1 Platform Purpose-Built For Our Markets 2 Differentiated Restaurant Selection With A Focus On Full-Service Local Favorites 4 ~24,000 Restaurant Partners W-2 Based Employee Model With Predictable Driver Supply Ensures Consistent Experience and Control 6 15,000+ Drivers Brand-Enhancing Partnerships With Restaurants 5 Food Photography, Discovery-Based App History of Building and Retaining Market Leadership Positions Market leader in Majority of our Cities 3 Hyper-Local, On-the-Ground Teams to Launch and Build Footprint Critical Scale Within Weeks of Launch

Massive Market That Is Moving Online Restaurant Sales $561B 3rd Party Delivery $25.1B 2018A Restaurant Sales $666B 3rd Party Delivery $48.1B 2023E Source: Cowen, Credit Suisse, Statista, Government Accountability Office. (1) US online music concert ticket sales as a % of total US music concert ticket sales. (2) Online penetration of total US leisure travel in 2017. ~70% Online Travel Bookings as a % of Total Travel(3) ~52% Online Music Concert Ticket Sales as a % of Total Music Concert Ticket Sales(2) ~19% Online Aggregators Delivery as a % of Total Delivery(1) Original source: https://aaronallen.com/blog/online-food-delivery-companies No updated data available from similar source Restaurant Sales CAGR +3% Online Sales CAGR +14% ~70% Online Music Concert Ticket Sales as a % of Total Music Concert Ticket Sales(1) ~93% Online Travel Bookings as a % of Total Travel(2) Consumers Are Demanding Online Delivery Following Other Consumer Categories 4% 7% https://www.bloomberg.com/opinion/articles/2018-07-18/uber-eats-grubhub-grub-can-save-restaurants-from-apocalypse Penetration Rate Penetration Rate

Waitr Has A Unique Focus On Serving Small and Mid-Sized Markets Number of U.S. Restaurants By Market Rank(1) Source: National Restaurant Association, U.S. Census Bureau. Based on Second Measure. Refresh “Of our current markets, what % of the population do we have access to?” Favorable Take Rate Economics Differentiated Assortment of Restaurants 40% 30% 30% City Rank Waitr’s Market Footprint Focuses on Underserved Cities ~700 Total Cities 200+ Targeted Cities Expansion in 2019 Waitr’s Focus Is Establishing Market Leadership In Small and Mid-Sized Cities Across the U.S. Waitr’s Target Markets Comprise 40% of Total U.S. Restaurants and A Population of 150M People Market Leadership Stat

Large Opportunity To Penetrate And Grow Profitably

Pro Forma for Waitr and Bite Squad

Grow Existing Markets	Expand Into New Cities	Increase Profitability As Markets Grow

Waitr Market Penetration % (1)

- ✓ $5B+ Gross Food Sales upside in existing markets



5%
9%
31%
Average Waitr Market Penetration(1)
Top 10 Waitr Markets Penetration(2)
Lake Charles, LA(3)

Waitr Market Opportunity

- ✓ 200+ new city openings in 2019



150M People
Total Addressable Market
30M People
In Current Waitr Markets

Waitr Total Population Coverage / Addressable Target Markets(4)

Gross Margin

- ✓ Grow new cities to mature market profitability levels
- ✓ Expand mature markets' profitability



29%
39%
Waitr
Top 10 Markets

Waitr Gross Margin (5)

Note: Gross margin figures are for the year ended December 31, 2018. Gross margin is a non-GAAP figure, for a reconciliation of gross margin, see the Appendix.
(1) Penetration calculated by dividing total active diners by total population.
(2) Top ten markets by gross food sales.
(3) Lake Charles market penetration as of December 2018
(4) Assumes market coverage in MSAs ranked 51-850 where Waitr has a geographic presence. 2019 is pro forma for the acquisition of Bite Squad. Addressable target markets include a population of 150M.
(5) Assumes top 10 markets in terms of gross margin.

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How We Do It Personalized experience 2 Choose Your Order & Customize With Add-Ins 4 Pick your location 1 Enjoy 6 Track Your Order 5 Discover New Restaurants 3 Jane Smith Jane.Smith@gmail.com Jane Smith

Waitr’s Proven Market Launch Playbook Pre-Launch Phase 1 Phase 2 Phase 3 Identify target cities and build sufficient restaurant density, driver recruitment and consumer demand Perform Build / Buy Analysis Rapid growth in restaurants and users, refine logistics by leveraging best practices from prior market launches Achieve breakeven as word of mouth and marketing efforts drive restaurant interest Deliver sustainable market-level profit and achieve scale efficiencies across driver network Repeatable Launch Playbook That Is Adoptable To All Cities Days to Reach 1,000 Orders Combined With A Sophisticated Approach To M&A Long Runway for Future Growth 76 Lake Charles Late 2014 32 Baton Rouge January 2016 12 Birmingham June 2017 8 Columbus February 2018 As Waitr Refines Its Playbook, It Achieves Scale More Quickly 20+ Acquisitions Made Identify Compelling Acquisition Targets Deploy the Waitr Technology Platform Transform Targets Into Market Leaders

W-2 Model For Food Delivery Is Setup For Success In Our Markets

	W-2 Model	1099 Model	Result
Employee Scheduling	✓	✗	Higher Driver Efficiency leads to higher wages per driver, resulting in higher retention and lower supply costs
Employee Engagement	✓	✗	Strong employee engagement leads to higher driver retention
Employee Training	✓	✗	Properly setting an employee up for success on day one leads to lower frustrations and longer driver tenure with the platform
Explicit Order Assignment	✓	✗	Certainty around order assignment leads to more consistent delivery experience for customers and more orders delivered on-time
Employee Uniform Standards	✓	✗	Professional experience for customers and restaurants lead to better customer LTV and barrier for contractor models to compete
Employee Recruiting	✓	✗	Reduces hiring, recruiting and background check costs

Waitr's W-2 Model Has Superior Economics

Sample Order:

Order Value: $20
Delivery Fee: $5
Take Rate: 25%
Gross Revenue / Order: $10

	W-2 Model	1099 Model
Employee payment	$7.25 / hour	$5.00 / task
Economic Outcome		
1 Delivery / hour	28% Margin	50% Margin
2 Deliveries / hour	63% Margin	50% Margin
3 Deliveries / hour	76% Margin	50% Margin

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Waitr’s Platform is Purpose Built for Full Service Restaurants Waitr’s Focus Is On Full Service Restaurants Illustrative Restaurant Mix (Baton Rouge) Competitor Full Service Restaurants Have Unique Needs… Average Order Value QSR Full Service Incremental Demand Delivery Capacity High Volume Local Knowledge Brand Partnership Turnkey Technology Customer Support Low High Price Service Shared Needs Unique Needs Average Order Value Key Competitive Criteria Full Service Restaurants Have Significantly Higher Order Values …And Waitr Provides A Differentiated Experience Partnership Only Local Presence Real-Time Support Brand Enhancing Attractive Pricing

Waitr Delivers Significant Value To Its Restaurant Partners Source: Wall Street Research, company websites. (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. ($ in thousands) And Generates Higher GFS(1) Over Time For These Partners Waitr’s Focus Is On Full Service Restaurants Illustrative Restaurant Mix (Baton Rouge) Competitor Average Order Value Full Service Restaurants Have Significantly Higher Order Values Lafayette Restaurant Case Study Minneapolis Restaurant Case Study ($ in thousands)

All Of Waitr’s Restaurants Are Partners Waitr’s Extensive Restaurant Selection Drives Market Share Number Of Restaurants Per Market Source: Company Websites. Baton Rouge, LA Columbus, GA Macon, GA Gainesville, FL Launched February 2018 Launched January 2016 Launched April 2018 Launched February 2017

Winning Across All Market Conditions Macon, GA Second Measure Credit Card Transactions Source: Second Measure. Note: Shown as monthly totals; information from 6/30/2016 through 3/31/2019. Baton Rouge, LA Columbus, GA Gainesville, FL Launched February 2018 Launched January 2016 Launched April 2018 Launched February 2017 Competitor 3 Competitor 2 Competitor 3 Competitor 2 Competitor 1 Competitor 4 Against New Competition When Launching In An Already Competitive Market In BiteSquad’s Markets In Recent Launches Competitor 4 Competitor 1 Competitor 3 Competitor 2 Competitor 1 Competitor 4 Competitor 3 Competitor 2 Competitor 1 Competitor 4

Multiple Drivers for Growth and Profitability In Market Expansion Accelerate Growth With Strategic Transactions Expand Product Offering Platform Opportunities PRODUCT DEVELOPMENT / IMPROVEMENTS TO RESTAURANT PARTNERS LOYALTY, CREDIT CARD PROCESSING, TABLE MANAGEMENT, POINT OF SALE 20+ TRANSACTIONS COMPLETED 200+ CITIES TARGETED IN 2019 UPSIDE WITHIN CURRENT MARKETS Launch New Cities

Financial Highlights

Waitr Financial Highlights Note: Gross margin figures are for the year ended December 31, 2018. Gross margin is a non-GAAP figure. For a reconciliation of gross margin, please see the Appendix. On a gross profit basis. Rapid Top Line Growth 1 Strong Operating Leverage with ~29% Gross Margin And 39% In Our Most Profitable Markets 3 Proven Diner ROI With Over 8x LTV(1) / CAC 4 Proven Unit And Market Level Economics 2 Positive Returns Resulting From Bite Squad Acquisition And Doubling Revenue Scale 5

Rapid Growth And Scale As of the end of the specified period. The number of diner accounts from which an order has been placed through the platforms during the past 12 months (as of the end of the specified period). Q1 2019 Run-Rate orders reflects actual first quarter 2019 orders presented on an annualized basis. (in thousands) (in thousands) Pro Forma for Waitr and Bite Squad Restaurants(1) Active Diners(2) Orders(3)

High Growth Profile Note: Financials are pro forma for Waitr and Bite Squad. (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. Pro Forma for Waitr and Bite Squad ($ in millions) 107% YoY Growth 63% YoY Growth ($ in millions) 138% YoY Growth 78% YoY Growth Gross Food Sales(1) Revenue

Existing Market Growth Client cohorts spend approximately 70% of what they spent in their first quarter on our platform after four quarters and thereafter Annual Market Cohort Spend ($ in Millions) Pro Forma for Waitr and Bite Squad

Waitr Continues To Grow Its Diner Base While Increasing Order Frequency Most attractive transaction pricing 15% commission versus ~30% at competitors ~2 – 4 week restaurant payback on upfront investment Pro Forma for Waitr and Bite Squad (Diners In Thousands) Waitr is Driving Increased Usage From Its Customer Base… …While Also Driving New Customer Growth Orders Per Diner New Diner Additions

Waitr Cohorts Are Stable Over Time Most attractive transaction pricing 15% commission versus ~30% at competitors ~2 – 4 week restaurant payback on upfront investment Waitr Cohorts Are Stable and Improving With Opportunity to Improve Existing and Newly Acquired Cohorts January 2017 February 2017 March 2017 Waitr diner cohorts are very stable after month one Existing customers require minimal marketing to become consistent customers Revenues from these customers are highly recurring In recent months, Waitr has seen an uptick in its historical cohort dollar retention Gross Food Sales By Diner Cohort Over Time Across Waitr Branded Markets

Attractive Unit Economics With Multiple Levers To Improve Margin Most attractive transaction pricing 15% commission versus ~30% at competitors ~2 – 4 week restaurant payback on upfront investment 2017 2018 2018 Average Order Value $41.74 $37.29 $36.68 Commission From Restaurant $5.78 $5.88 $5.10 Fee From Diner $4.64 $4.79 $5.09 Waitr Revenue Per Order $10.42 $10.66 $10.19 Driver Labor (excluding tips) $4.61 $4.80 $4.00 Credit Card and Other Operations & Support Costs(2) $3.65 $2.79 $2.23 Waitr Gross Profit Per Order $2.17 $3.07 $3.96 Gross Margin 21% 29% 39% Pro Forma for Waitr and Bite Squad All Markets Top 10 Markets(1) Assumes top 10 markets in terms of gross margin. Represents Operations and Support Costs as defined in Waitr’s 2018 10-K, excluding driver costs. Key Opportunities for Margin Expansion

Increasing Scale Resulting In Meaningful Operating Leverage Case Study – June 2018 Market Launch (2) Market Launch Higher Order Volumes Leading To Driver Efficiency (1) Average Daily Market Order Volume Deliveries Per Hour Average of the logarithmic regression across Waitr and Bite Squad’s top ten markets from each operating company. Gross margin defined as Revenue less Operations and Support Costs divided by Revenue. Months Since Launch

Waitr Investment Highlights Massive Restaurant Delivery Market Is Underpenetrated And Moving Online With Underserved Cities Providing A Large Opportunity Leading Position In Our Current Markets With A Marketplace Model And Proven Expansion Strategy Strong Value Proposition To Customers, Restaurants And Drivers High Growth Business Model Built In A Capital Efficient Manner Acquisition Of Bite Squad Greatly Increases Scale And Market Share Business Strategy Focused On Small To Mid-Sized Markets ü ü ü ü ü ü Proven Ability To Scale With Significant Growth 14M+ Orders 20,000+ Restaurants $534M Gross Food Sales(1) 640+ Cities 108% Year-Over-Year PF GFS Growth Proven Launch Playbook 28 Average Days Until 1,000 Orders in Recent Market Launches(2) Massive Restaurant Delivery Market Is Underpenetrated And Moving Online Market Leadership Through Consistent Focus On Small And Mid-Sized Markets Strong Value Proposition To Customers, Restaurants And Drivers Powerful Marketplace Model With A Proven Expansion Strategy High Growth Business Model Built In A Capital Efficient Manner Acquisition Of Bite Squad Greatly Increases Scale And Market Share

Appendix

Waitr Historical Financials Note: Q1 2019 includes Bite Squad as of acquisition date. (1) Adjusted EBITDA is a non-GAAP financial measure. See the reconciliation of Adjusted EBITDA to net loss on page 32.

Adjusted EBITDA Reconciliation – Waitr Historical

Gross Margin Reconciliation – Pro Forma